Case 24-10160-CTG Doc 482 Filed 04/22/24 Page 1 of 12

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In Re. NanoString Technologies Germany GmbH	§	Case No. 24-10163
	§	
	§	Lead Case No. 24-10160
Debtor(s)	§	
		☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 03/31/2024

Petition Date: 02/04/2024

Months Pending: 2

Industry Classification: 3 3 4 5

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 5

Debtor's Full-Time Employees (as of date of order for relief): 5

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☐ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Allison S. Mielke
Signature of Responsible Party

Allison S. Mielke
Printed Name of Responsible Party

04/22/2024
Date

Rodney Square, 1000 North King Street, Wilmington, DE 19801
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

Case 24-10160-CTG Doc 482 Filed 04/22/24 Page 2 of 12

Debtor's Name NanoString Technologies Germany GmbH

Case No. 24-10163

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$63,346	$63,346
d.	Cash balance end of month (a+b-c)	$-63,346	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$63,346	$63,346

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$15,044
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d	Total current assets	$849,310
e.	Total assets	$849,310
f.	Postpetition payables (excluding taxes)	$24,003
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$24,003
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$24,003
o.	Ending equity/net worth (e-n)	$825,307

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$473	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$87	
j.	Reorganization items	$0	
k.	Profit (loss)	$-2,749	$12,275

UST Form 11-MOR (12/01/2021) 2

Case 24-10160-CTG Doc 482 Filed 04/22/24 Page 3 of 12

Debtor's Name NanoString Technologies Germany GmbH

Case No. 24-10163

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) Aggregate Total						
	Itemized Breakdown by Firm						
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UST Form 11-MOR (12/01/2021) 3

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Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163

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UST Form 11-MOR (12/01/2021) 4

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Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total						
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UST Form 11-MOR (12/01/2021) 5

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Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163

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UST Form 11-MOR (12/01/2021) 6

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Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$-5,529	$-5,529
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$11,006	$18,977
d.	Postpetition employer payroll taxes paid	$0	$19,727
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$-5,459
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○	No ●	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○	No ●	
c.	Were any payments made to or on behalf of insiders?	Yes ○	No ●	
d.	Are you current on postpetition tax return filings?	Yes ●	No ○	
e.	Are you current on postpetition estimated tax payments?	Yes ●	No ○	
f.	Were all trust fund taxes remitted on a current basis?	Yes ●	No ○	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○	No ●	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○	No ○	N/A ●
i.	Do you have: Worker's compensation insurance?	Yes ●	No ○	
	If yes, are your premiums current?	Yes ●	No ○	N/A ○ (if no, see Instructions)
	Casualty/property insurance?	Yes ●	No ○	
	If yes, are your premiums current?	Yes ●	No ○	N/A ○ (if no, see Instructions)
	General liability insurance?	Yes ●	No ○	
	If yes, are your premiums current?	Yes ●	No ○	N/A ○ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○	No ●	
k.	Has a disclosure statement been filed with the court?	Yes ○	No ●	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ●	No ○	

UST Form 11-MOR (12/01/2021) 8

Case 24-10160-CTG Doc 482 Filed 04/22/24 Page 9 of 12

Debtor's Name NanoString Technologies Germany GmbH | Case No. 24-10163

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ⦿
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ⦿

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Tom Bailey	Tom Bailey
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer	04/22/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

UST Form 11-MOR (12/01/2021) 10 Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 24-10160-CTG Doc 482 Filed 04/22/24 Page 10 of 12

UST Form 11-MOR (12/01/2021) 11 Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 24-10160-CTG Doc 482 Filed 04/22/24 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name NanoString Technologies Germany GmbH Case No. 24-10163 PageFour PageThree Case 24-10160-CTG Doc 482 Filed 04/22/24 Page 12 of 12

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: NANOSTRING TECHNOLOGIES, INC., et al.,1 Debtors. Chapter 11 Case No. 24-10160 (CTG) (Jointly Administered) GLOBAL NOTES TO MONTHLY OPERATING REPORT FOR NANOSTRING TECHNOLOGIES, INC. AND ITS DEBTOR AFFILIATES On February 4, 2024, NanoString Technologies, Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), each commenced a voluntary case (collectively, these “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of the Debtors’ Monthly Operating Reports (collectively, the “MORs”). Introduction. The MORs are unaudited and do not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and are not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in the MORs has been derived from the Debtors’ books and records but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. To comply with their obligations to provide MORs during these Chapter 11 Cases, the Debtors have prepared the MORs using the best information presently available to them, which has been collected, maintained, and prepared in accordance with the Debtors’ historical accounting practices. The MORs are true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently available data. The MORs are limited in scope, cover only the period referenced on the MOR cover pages, and have been prepared solely for the purpose of complying with the monthly reporting requirements of these Chapter 11 Cases. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the applicable reporting period, or for the full year, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position. Although the Debtors generally prepare their financial statements on a consolidated basis, the MORs have been prepared on an entity-by-entity basis (excluding most intercompany eliminations). Given the complexity of the Debtors’ business, inadvertent errors or omission 1 The Debtors in these Chapter 11 Cases, along with the last four digits of their U.S. federal tax identification numbers, to the extent applicable, are NanoString Technologies, Inc. (4687), NanoString Technologies International, Inc. (2723), NanoString Technologies Netherlands B.V., and NanoString Technologies Germany GmbH. The Debtors’ headquarters is located at 530 Fairview Avenue North, Suite 2000, Seattle, WA 98109. Case 24-10160-CTG Doc 482-1 Filed 04/22/24 Page 1 of 2

2 may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in the MORs. Further, the Debtors reserve the right to amend or supplement the MORs, if necessary, but shall be under no obligation to do so. 1. Currency. Unless otherwise indicated, all amounts listed in the MORs are reflected in U.S. dollars. 2. Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Debtors’ Motion for Interim and Final Orders (I) Authorizing the Debtors to (A) Continue to Maintain Their Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, and (C) Continue to Perform Intercompany Transactions; (II) Waiving Certain Operating Guidelines; (III) Suspending Time to Comply with Section 345(b) of the Bankruptcy Code and (IV) Granting Related Relief (Docket No. 10) and the Debtors’ receipt and disbursement of cash is consistent with the Debtors’ historical cash management practices. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Disbursements attributed to each entity represent the entity on behalf of which payments were made. 3. Supporting Documentation. Statement of Cash Receipts and Disbursements. Based on guidance received from the Office of the United States Trustee for the District of Delaware in connection with the completion of UST Form 11-MOR, Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany and debtor-to-debtor transactions. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. Balance Sheet. Liabilities Subject to Compromise (“LSTC”) represent the Debtors’ estimate of prepetition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of prepetition liabilities is subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation, or other events. 4. Part 7 Questionnaire. Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases, the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, vendors, customers, and certain other prepetition creditors. All postpetition borrowings since the inception of the case, other than trade credit, are borrowings made under the Debtors’ postpetition financing facility. Case 24-10160-CTG Doc 482-1 Filed 04/22/24 Page 2 of 2

Case 24-10160-CTG Doc 482-2 Filed 04/22/24 Page 1 of 4

Schedule A: Statement of cash receipts and disbursements[1]

($ in thousands)

	NanoString Technologies, Inc.	NanoString Technologies International, Inc.	NanoString Technologies Germany GmbH	NanoString Technologies Netherlands B.V.
Cash from Customers	$ 11,788	$ -	$ -	$ -
Interest income	71	-	-	-
VAT refund	-	-	-	17
Total Operating Receipts	11,859	-	-	17
Total Receipts	**11,859**	**-**	**-**	**17**
Payroll, benefits and employee reimbursements	(4,800)	-	(34)	(227)
Operations	(7,818)	-	(29)	(5)
Total Operating Disbursements	(12,618)	-	(63)	(232)
Professional Fees				
Debtor[4]	(11,375)	-	-	-
DIP Lender	(2,066)	-	-	-
UCC	-	-	-	-
US Trustee	-	-	-	-
Other Restructuring Activities	-	-	-	-
Total Restructuring Disbursements	(13,441)	-	-	-
Debt service	-	-	-	-
Total Disbursements	**(26,059)**	**$ -**	**$ (63)**	**$ (232)**
Net Cash Flow	$ (14,200)	$ -	$ (63)	$ (215)
Beginning Cash - Debtors	$ 23,989	$ -	$ -	$ 46
(+/-) Net Cash Flow	(14,200)	-	(63)	(215)
Part 1(d) - EOM Cash Balance	$ 9,789	$ -	$ (63)	$ (169)
(+/-) DIP Borrowings[2]	35,000	-	-	-
(+/-) Transfers Between Debtor Accounts	(285)	-	63	222
(+/-) Professional Fee Reserves in Above[3] [4]	11,375	-	-	-
Ending Cash - Debtors	**$ 55,879**	**$ -**	**$ -**	**$ 53**

Footnotes:

[1] All information contained herein is unaudited and subject to future adjustment.

[2] Reflects DIP financing borrowings in March 2024, pursuant to DIP Order.

[3] Includes estimates for debtor, lender, and UCC professional fees, as well as UST fees. Reserved weekly per the DIP Order.

[4] Includes transfers to professionals fee escrow account

Disbursements for Calculating U.S. Trustee Quarterly Fees:				
Total Disbursements	$ 26,059	$ -	$ 63	$ 232
Less: Transfers to Escrow Accounts	$ (11,375)			
Less: Transfers to Debtor in Possession Accounts	-	-	-	-
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	$ 14,684	$ -	$ 63	$ 232

Case 24-10160-CTG Doc 482-2 Filed 04/22/24 Page 2 of 4

Schedule B:

Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

($ in thousands)

	NanoString Technologies, Inc.	NanoString Technologies International, Inc.	NanoString Technologies Germany GmbH	NanoString Technologies Netherlands B.V.
	Book Value as of March 31, 2024			
Assets				
Current assets:				
Cash and cash equivalents	$ 44,790	$ -	$ -	$ 53
Accounts receivable, net	23,220	-	15	139
Inventory, net	52,699	-	-	-
Prepaid expenses and other	8,012	-	56	180
Intercompany receivables	3,315	-	778	-
Total current assets	132,036	-	849	372
Property and equipment, net	38,786	-	-	891
Operating lease right-of-use assets	12,280	-	-	-
Other assets	2,617	-	-	48
Investment in subsidiaries	238	-	-	-
Total assets	$ 185,957	$ -	$ 849	$ 1,311
Liabilities and Stockholders' Equity				
Liabilities Not Subject to Compromise				
DIP facility	$ 47,759	$ -	$ -	$ -
Accounts payable	2,873	-	15	113
Accrued liabilities	3,593	-	-	-
Accrued compensation and other employee benefits	4,156	-	9	108
Intercompany payables	-	-	-	-
Current portion of deferred revenue and other liabilities	13,392	-	-	-
Current portion of operating lease liabilities	5,867	-	-	-
Long-term portion of deferred revenue and other liabilities	5,267	-	-	-
Long-term portion of operating lease liabilities	11,355	-	-	-
Total liabilities not subject to compromise	94,262	-	24	221
Liabilities Subject to Compromise				
Secured debt	25,000	-	-	-
Unsecured debt	273,241	-	-	657
Total liabilities subject to compromise	298,241	-	-	657
Total liabilities	392,503	-	24	878
Stockholders' equity				
Common stock	5	-	-	-
Additional paid-in-capital	833,669	-	34	-
Accumulated (deficit) earnings	(1,040,220)	-	791	433
Total stockholders' deficit	(206,546)	-	825	433
Total liabilities and stockholders' equity	$ 185,957	$ -	$ 849	$ 1,311

Case 24-10160-CTG Doc 482-2 Filed 04/22/24 Page 3 of 4

Schedule C: Statement of operations (profit or loss statement)

($ in thousands)

	NanoString Technologies, Inc.	NanoString Technologies International, Inc.	NanoString Technologies Germany GmbH	NanoString Technologies Netherlands B.V.
	For the 1 Month Ended March 31, 2024			
Revenue:				
Product	$ 9,041	$ -	$ -	$ -
Service and other	2,045	-	-	232
Total revenue	11,086	-	-	232
Costs and expenses:				
Cost of product revenue	5,057	-	-	-
Cost of service and other revenue	1,657	-	-	-
Total cost of revenue	6,714	-	-	-
Research and development	2,949	-	-	-
Selling, general and administrative	6,990	-	-	217
Total costs and expenses	16,653	-	-	217
Income (loss) from operations	(5,567)	-	-	15
Other income (expense):				
Interest income	71	-	-	-
Interest expense	(259)	-	-	-
Gain on derivative liabilities	14,076	-	-	-
Reorganization costs	(13,633)	-	-	-
Other income (expense), net	3	-	(2)	1
Total other income (expense), net	258	-	(2)	1
Net income (loss) before provision for income taxes	(5,309)	-	(2)	16
Provision for income taxes	-	-	-	(3)
Net income (loss)	$ (5,309)	$ -	$ (2)	$ 13

Case 24-10160-CTG Doc 482-2 Filed 04/22/24 Page 4 of 4

Schedule D
Listing of Bank Accounts

($ in thousands)

Account Holder	Bank	Open/Closed in Period	Account Number	End of Period Book Balance as of March 31, 2024
NanoString Technologies, Inc.	PNC	N/A	X4438	$ 5,409
NanoString Technologies, Inc.	PNC	N/A	X3656	39,136
NanoString Technologies, Inc.	PNC	N/A	X5079	33
NanoString Technologies, Inc.	SVB	N/A	X5420	180
NanoString Technologies, Inc.	SVB	N/A	X0135	-
NanoString Technologies, Inc.	SVB	N/A	X7003	32
NanoString Technologies, Inc.	SVB	N/A	X1862	-
NanoString Technologies Netherlands B.V.	Wise	N/A	X6926	53

Case 24-10160-CTG Doc 479 Filed 04/22/24 Page 1 of 12

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In Re. NanoString Technologies, Inc.	§	Case No. 24-10160
	§	
	§	Lead Case No. 24-10160
Debtor(s)	§	
		☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 03/31/2024

Petition Date: 02/04/2024

Months Pending: 2

Industry Classification: 3 3 4 5

Reporting Method: Accrual Basis ◉ Cash Basis ◯

Debtor's Full-Time Employees (current): 418

Debtor's Full-Time Employees (as of date of order for relief): 426

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒ Statement of cash receipts and disbursements
☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒ Statement of operations (profit or loss statement)
☐ Accounts receivable aging
☐ Postpetition liabilities aging
☐ Statement of capital assets
☐ Schedule of payments to professionals
☐ Schedule of payments to insiders
☐ All bank statements and bank reconciliations for the reporting period
☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Allison S. Mielke
Signature of Responsible Party

04/22/2024
Date

Allison S. Mielke
Printed Name of Responsible Party

Rodney Square, 1000 North King Street, Wilmington, DE 19801
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

Case 24-10160-CTG Doc 479 Filed 04/22/24 Page 2 of 12

Debtor's Name NanoString Technologies, Inc. Case No. 24-10160

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$23,988,935	
b.	Total receipts (net of transfers between accounts)	$11,859,074	$22,621,031
c.	Total disbursements (net of transfers between accounts)	$14,684,150	$23,246,372
d.	Cash balance end of month (a+b-c)	$21,163,859	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$14,684,150	$23,246,372

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$23,220,385
b.	Accounts receivable over 90 days outstanding (net of allowance)	$2,202,433
c.	Inventory (Book ☑ Market ☐ Other ☐ (attach explanation))	$52,698,814
d	Total current assets	$132,035,910
e.	Total assets	$185,975,537
f.	Postpetition payables (excluding taxes)	$94,057,468
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$205,107
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$94,262,575
k.	Prepetition secured debt	$25,000,000
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$273,241,484
n.	Total liabilities (debt) (j+k+l+m)	$392,504,059
o.	Ending equity/net worth (e-n)	$-206,528,522

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$11,086,337	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$6,714,154	
c.	Gross profit (a-b)	$4,372,183	
d.	Selling expenses	$0	
e.	General and administrative expenses	$5,544,037	
f.	Other expenses	$-14,075,688	
g.	Depreciation and/or amortization (not included in 4b)	$1,445,915	
h.	Interest	$-187,932	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$13,633,062	
k.	Profit (loss)	$-5,308,715	$-21,777,559

UST Form 11-MOR (12/01/2021) 2

Case 24-10160-CTG Doc 479 Filed 04/22/24 Page 3 of 12

Debtor's Name NanoString Technologies, Inc. Case No. 24-10160

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) Aggregate Total						
	Itemized Breakdown by Firm						
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UST Form 11-MOR (12/01/2021) 3

Case 24-10160-CTG Doc 479 Filed 04/22/24 Page 4 of 12

Debtor's Name NanoString Technologies, Inc. Case No. 24-10160

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UST Form 11-MOR (12/01/2021) 4

Case 24-10160-CTG Doc 479 Filed 04/22/24 Page 5 of 12

Debtor's Name NanoString Technologies, Inc. Case No. 24-10160

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total						
	Itemized Breakdown by Firm						
		Firm Name	Role				
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UST Form 11-MOR (12/01/2021) 5

Case 24-10160-CTG Doc 479 Filed 04/22/24 Page 6 of 12

Debtor's Name NanoString Technologies, Inc. Case No. 24-10160

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UST Form 11-MOR (12/01/2021) 6

Case 24-10160-CTG Doc 479 Filed 04/22/24 Page 7 of 12

Debtor's Name NanoString Technologies, Inc. Case No. 24-10160

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UST Form 11-MOR (12/01/2021) 7

Case 24-10160-CTG Doc 479 Filed 04/22/24 Page 8 of 12

Debtor's Name NanoString Technologies, Inc. Case No. 24-10160

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$43,896	$43,896
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$161,211	$304,899
d.	Postpetition employer payroll taxes paid	$348,683	$634,418
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$-668,236
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ⦿ No ○

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ○ No ⦿

c. Were any payments made to or on behalf of insiders? — Yes ⦿ No ○

d. Are you current on postpetition tax return filings? — Yes ⦿ No ○

e. Are you current on postpetition estimated tax payments? — Yes ⦿ No ○

f. Were all trust fund taxes remitted on a current basis? — Yes ⦿ No ○

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ⦿ No ○

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ○ No ○ N/A ⦿

i. Do you have:
- Worker's compensation insurance? — Yes ⦿ No ○
  - If yes, are your premiums current? — Yes ⦿ No ○ N/A ○ (if no, see Instructions)
- Casualty/property insurance? — Yes ⦿ No ○
  - If yes, are your premiums current? — Yes ⦿ No ○ N/A ○ (if no, see Instructions)
- General liability insurance? — Yes ⦿ No ○
  - If yes, are your premiums current? — Yes ⦿ No ○ N/A ○ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ○ No ⦿

k. Has a disclosure statement been filed with the court? — Yes ○ No ⦿

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ⦿ No ○

UST Form 11-MOR (12/01/2021) 8

Case 24-10160-CTG Doc 479 Filed 04/22/24 Page 9 of 12

Debtor's Name NanoString Technologies, Inc. Case No. 24-10160

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Tom Bailey
Signature of Responsible Party

Tom Bailey
Printed Name of Responsible Party

Chief Financial Officer
Title

04/22/2024
Date

UST Form 11-MOR (12/01/2021) 9

Case 24-10160-CTG Doc 479 Filed 04/22/24 Page 10 of 12

Debtor's Name NanoString Technologies, Inc. Case No. 24-10160

PageOnePartOne

PageOnePartTwo

PageTwoPartOne

PageTwoPartTwo

UST Form 11-MOR (12/01/2021) 10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name NanoString Technologies, Inc. Case No. 24-10160 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 24-10160-CTG Doc 479 Filed 04/22/24 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name NanoString Technologies, Inc. Case No. 24-10160 PageFour PageThree Case 24-10160-CTG Doc 479 Filed 04/22/24 Page 12 of 12

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: NANOSTRING TECHNOLOGIES, INC., et al.,1 Debtors. Chapter 11 Case No. 24-10160 (CTG) (Jointly Administered) GLOBAL NOTES TO MONTHLY OPERATING REPORT FOR NANOSTRING TECHNOLOGIES, INC. AND ITS DEBTOR AFFILIATES On February 4, 2024, NanoString Technologies, Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), each commenced a voluntary case (collectively, these “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of the Debtors’ Monthly Operating Reports (collectively, the “MORs”). Introduction. The MORs are unaudited and do not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and are not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in the MORs has been derived from the Debtors’ books and records but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. To comply with their obligations to provide MORs during these Chapter 11 Cases, the Debtors have prepared the MORs using the best information presently available to them, which has been collected, maintained, and prepared in accordance with the Debtors’ historical accounting practices. The MORs are true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently available data. The MORs are limited in scope, cover only the period referenced on the MOR cover pages, and have been prepared solely for the purpose of complying with the monthly reporting requirements of these Chapter 11 Cases. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the applicable reporting period, or for the full year, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position. Although the Debtors generally prepare their financial statements on a consolidated basis, the MORs have been prepared on an entity-by-entity basis (excluding most intercompany eliminations). Given the complexity of the Debtors’ business, inadvertent errors or omission 1 The Debtors in these Chapter 11 Cases, along with the last four digits of their U.S. federal tax identification numbers, to the extent applicable, are NanoString Technologies, Inc. (4687), NanoString Technologies International, Inc. (2723), NanoString Technologies Netherlands B.V., and NanoString Technologies Germany GmbH. The Debtors’ headquarters is located at 530 Fairview Avenue North, Suite 2000, Seattle, WA 98109. Case 24-10160-CTG Doc 479-1 Filed 04/22/24 Page 1 of 2

2 may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in the MORs. Further, the Debtors reserve the right to amend or supplement the MORs, if necessary, but shall be under no obligation to do so. 1. Currency. Unless otherwise indicated, all amounts listed in the MORs are reflected in U.S. dollars. 2. Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Debtors’ Motion for Interim and Final Orders (I) Authorizing the Debtors to (A) Continue to Maintain Their Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, and (C) Continue to Perform Intercompany Transactions; (II) Waiving Certain Operating Guidelines; (III) Suspending Time to Comply with Section 345(b) of the Bankruptcy Code and (IV) Granting Related Relief (Docket No. 10) and the Debtors’ receipt and disbursement of cash is consistent with the Debtors’ historical cash management practices. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Disbursements attributed to each entity represent the entity on behalf of which payments were made. 3. Supporting Documentation. Statement of Cash Receipts and Disbursements. Based on guidance received from the Office of the United States Trustee for the District of Delaware in connection with the completion of UST Form 11-MOR, Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany and debtor-to-debtor transactions. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. Balance Sheet. Liabilities Subject to Compromise (“LSTC”) represent the Debtors’ estimate of prepetition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of prepetition liabilities is subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation, or other events. 4. Part 7 Questionnaire. Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases, the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, vendors, customers, and certain other prepetition creditors. All postpetition borrowings since the inception of the case, other than trade credit, are borrowings made under the Debtors’ postpetition financing facility. Case 24-10160-CTG Doc 479-1 Filed 04/22/24 Page 2 of 2

Case 24-10160-CTG Doc 479-2 Filed 04/22/24 Page 1 of 4

Schedule A: Statement of cash receipts and disbursements[1]

($ in thousands)

	NanoString Technologies, Inc.	NanoString Technologies International, Inc.	NanoString Technologies Germany GmbH	NanoString Technologies Netherlands B.V.
Cash from Customers	$ 11,788	$ -	$ -	$ -
Interest income	71	-	-	-
VAT refund	-	-	-	17
Total Operating Receipts	11,859	-	-	17
Total Receipts	**11,859**	**-**	**-**	**17**
Payroll, benefits and employee reimbursements	(4,800)	-	(34)	(227)
Operations	(7,818)	-	(29)	(5)
Total Operating Disbursements	(12,618)	-	(63)	(232)
Professional Fees				
Debtor[4]	(11,375)	-	-	-
DIP Lender	(2,066)	-	-	-
UCC	-	-	-	-
US Trustee	-	-	-	-
Other Restructuring Activities	-	-	-	-
Total Restructuring Disbursements	(13,441)	-	-	-
Debt service	-	-	-	-
Total Disbursements	**(26,059)**	**$ -**	**$ (63)**	**$ (232)**
Net Cash Flow	$ (14,200)	$ -	$ (63)	$ (215)
Beginning Cash - Debtors	$ 23,989	$ -	$ -	$ 46
(+/-) Net Cash Flow	(14,200)	-	(63)	(215)
Part 1(d) - EOM Cash Balance	$ 9,789	$ -	$ (63)	$ (169)
(+/-) DIP Borrowings[2]	35,000	-	-	-
(+/-) Transfers Between Debtor Accounts	(285)	-	63	222
(+/-) Professional Fee Reserves in Above[3] [4]	11,375	-	-	-
Ending Cash - Debtors	**$ 55,879**	**$ -**	**$ -**	**$ 53**

Footnotes:

[1] All information contained herein is unaudited and subject to future adjustment.

[2] Reflects DIP financing borrowings in March 2024, pursuant to DIP Order.

[3] Includes estimates for debtor, lender, and UCC professional fees, as well as UST fees. Reserved weekly per the DIP Order.

[4] Includes transfers to professionals fee escrow account

Disbursements for Calculating U.S. Trustee Quarterly Fees:				
Total Disbursements	$ 26,059	$ -	$ 63	$ 232
Less: Transfers to Escrow Accounts	$ (11,375)			
Less: Transfers to Debtor in Possession Accounts	-	-	-	-
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	$ 14,684	$ -	$ 63	$ 232

Case 24-10160-CTG Doc 479-2 Filed 04/22/24 Page 2 of 4

Schedule B:
Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

($ in thousands)

	NanoString Technologies, Inc.	NanoString Technologies International, Inc.	NanoString Technologies Germany GmbH	NanoString Technologies Netherlands B.V.
	Book Value as of March 31, 2024			
Assets				
Current assets:				
Cash and cash equivalents	$ 44,790	$ -	$ -	$ 53
Accounts receivable, net	23,220	-	15	139
Inventory, net	52,699	-	-	-
Prepaid expenses and other	8,012	-	56	180
Intercompany receivables	3,315	-	778	-
Total current assets	132,036	-	849	372
Property and equipment, net	38,786	-	-	891
Operating lease right-of-use assets	12,280	-	-	-
Other assets	2,617	-	-	48
Investment in subsidiaries	238	-	-	-
Total assets	$ 185,957	$ -	$ 849	$ 1,311
Liabilities and Stockholders' Equity				
Liabilities Not Subject to Compromise				
DIP facility	$ 47,759	$ -	$ -	$ -
Accounts payable	2,873	-	15	113
Accrued liabilities	3,593	-	-	-
Accrued compensation and other employee benefits	4,156	-	9	108
Intercompany payables	-	-	-	-
Current portion of deferred revenue and other liabilities	13,392	-	-	-
Current portion of operating lease liabilities	5,867	-	-	-
Long-term portion of deferred revenue and other liabilities	5,267	-	-	-
Long-term portion of operating lease liabilities	11,355	-	-	-
Total liabilities not subject to compromise	94,262	-	24	221
Liabilities Subject to Compromise				
Secured debt	25,000	-	-	-
Unsecured debt	273,241	-	-	657
Total liabilities subject to compromise	298,241	-	-	657
Total liabilities	392,503	-	24	878
Stockholders' equity				
Common stock	5	-	-	-
Additional paid-in-capital	833,669	-	34	-
Accumulated (deficit) earnings	(1,040,220)	-	791	433
Total stockholders' deficit	(206,546)	-	825	433
Total liabilities and stockholders' equity	$ 185,957	$ -	$ 849	$ 1,311

Case 24-10160-CTG Doc 479-2 Filed 04/22/24 Page 3 of 4

Schedule C: Statement of operations (profit or loss statement)

($ in thousands)

	NanoString Technologies, Inc.	NanoString Technologies International, Inc.	NanoString Technologies Germany GmbH	NanoString Technologies Netherlands B.V.
	For the 1 Month Ended March 31, 2024			
Revenue:				
Product	$ 9,041	$ -	$ -	$ -
Service and other	2,045	-	-	232
Total revenue	11,086	-	-	232
Costs and expenses:				
Cost of product revenue	5,057	-	-	-
Cost of service and other revenue	1,657	-	-	-
Total cost of revenue	6,714	-	-	-
Research and development	2,949	-	-	-
Selling, general and administrative	6,990	-	-	217
Total costs and expenses	16,653	-	-	217
Income (loss) from operations	(5,567)	-	-	15
Other income (expense):				
Interest income	71	-	-	-
Interest expense	(259)	-	-	-
Gain on derivative liabilities	14,076	-	-	-
Reorganization costs	(13,633)	-	-	-
Other income (expense), net	3	-	(2)	1
Total other income (expense), net	258	-	(2)	1
Net income (loss) before provision for income taxes	(5,309)	-	(2)	16
Provision for income taxes	-	-	-	(3)
Net income (loss)	$ (5,309)	$ -	$ (2)	$ 13

Case 24-10160-CTG Doc 479-2 Filed 04/22/24 Page 4 of 4

Schedule D
Listing of Bank Accounts

($ in thousands)

Account Holder	Bank	Open/Closed in Period	Account Number	End of Period Book Balance as of March 31, 2024
NanoString Technologies, Inc.	PNC	N/A	X4438	$ 5,409
NanoString Technologies, Inc.	PNC	N/A	X3656	39,136
NanoString Technologies, Inc.	PNC	N/A	X5079	33
NanoString Technologies, Inc.	SVB	N/A	X5420	180
NanoString Technologies, Inc.	SVB	N/A	X0135	-
NanoString Technologies, Inc.	SVB	N/A	X7003	32
NanoString Technologies, Inc.	SVB	N/A	X1862	-
NanoString Technologies Netherlands B.V.	Wise	N/A	X6926	53

Case 24-10160-CTG Doc 480 Filed 04/22/24 Page 1 of 12

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In Re. NanoString Technologies International, Inc.	§	Case No. 24-10161
	§	
	§	Lead Case No. 24-10160
Debtor(s)	§	
		☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 03/31/2024

Petition Date: 02/04/2024

Months Pending: 2

Industry Classification: 3 3 4 5

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☐ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Allison S. Mielke
Signature of Responsible Party

Allison S. Mielke
Printed Name of Responsible Party

04/22/2024
Date

Rodney Square, 1000 North King Street, Wilmington, DE 19801
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

Case 24-10160-CTG Doc 480 Filed 04/22/24 Page 2 of 12

Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ○ Other ○ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021) 2

Case 24-10160-CTG Doc 480 Filed 04/22/24 Page 3 of 12

Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) Aggregate Total						
	Itemized Breakdown by Firm						
		Firm Name	Role				
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UST Form 11-MOR (12/01/2021) 3

Case 24-10160-CTG Doc 480 Filed 04/22/24 Page 4 of 12

Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161

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UST Form 11-MOR (12/01/2021) 4

Case 24-10160-CTG Doc 480 Filed 04/22/24 Page 5 of 12

Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total						
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i						
	ii						
	iii						
	iv						
	v						
	vi						
	vii						
	viii						
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UST Form 11-MOR (12/01/2021) 5

Case 24-10160-CTG Doc 480 Filed 04/22/24 Page 6 of 12

Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161

	xv						
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UST Form 11-MOR (12/01/2021) 6

Case 24-10160-CTG Doc 480 Filed 04/22/24 Page 7 of 12

Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161

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UST Form 11-MOR (12/01/2021) 7

Case 24-10160-CTG Doc 480 Filed 04/22/24 Page 8 of 12

Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○	No ●		
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○	No ●		
c.	Were any payments made to or on behalf of insiders?	Yes ○	No ●		
d.	Are you current on postpetition tax return filings?	Yes ●	No ○		
e.	Are you current on postpetition estimated tax payments?	Yes ●	No ○		
f.	Were all trust fund taxes remitted on a current basis?	Yes ●	No ○		
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○	No ●		
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○	No ○	N/A ●	
i.	Do you have: Worker's compensation insurance?	Yes ●	No ○		
	If yes, are your premiums current?	Yes ●	No ○	N/A ○	(if no, see Instructions)
	Casualty/property insurance?	Yes ●	No ○		
	If yes, are your premiums current?	Yes ●	No ○	N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ●	No ○		
	If yes, are your premiums current?	Yes ●	No ○	N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○	No ●		
k.	Has a disclosure statement been filed with the court?	Yes ○	No ●		
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ●	No ○		

UST Form 11-MOR (12/01/2021) 8

Case 24-10160-CTG Doc 480 Filed 04/22/24 Page 9 of 12

Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Tom Bailey
Signature of Responsible Party

Tom Bailey
Printed Name of Responsible Party

Chief Financial Officer
Title

04/22/2024
Date

UST Form 11-MOR (12/01/2021) 9

UST Form 11-MOR (12/01/2021) 10 Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 24-10160-CTG Doc 480 Filed 04/22/24 Page 10 of 12

UST Form 11-MOR (12/01/2021) 11 Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 24-10160-CTG Doc 480 Filed 04/22/24 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name NanoString Technologies International, Inc. Case No. 24-10161 PageFour PageThree Case 24-10160-CTG Doc 480 Filed 04/22/24 Page 12 of 12

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: NANOSTRING TECHNOLOGIES, INC., et al.,1 Debtors. Chapter 11 Case No. 24-10160 (CTG) (Jointly Administered) GLOBAL NOTES TO MONTHLY OPERATING REPORT FOR NANOSTRING TECHNOLOGIES, INC. AND ITS DEBTOR AFFILIATES On February 4, 2024, NanoString Technologies, Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), each commenced a voluntary case (collectively, these “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of the Debtors’ Monthly Operating Reports (collectively, the “MORs”). Introduction. The MORs are unaudited and do not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and are not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in the MORs has been derived from the Debtors’ books and records but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. To comply with their obligations to provide MORs during these Chapter 11 Cases, the Debtors have prepared the MORs using the best information presently available to them, which has been collected, maintained, and prepared in accordance with the Debtors’ historical accounting practices. The MORs are true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently available data. The MORs are limited in scope, cover only the period referenced on the MOR cover pages, and have been prepared solely for the purpose of complying with the monthly reporting requirements of these Chapter 11 Cases. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the applicable reporting period, or for the full year, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position. Although the Debtors generally prepare their financial statements on a consolidated basis, the MORs have been prepared on an entity-by-entity basis (excluding most intercompany eliminations). Given the complexity of the Debtors’ business, inadvertent errors or omission 1 The Debtors in these Chapter 11 Cases, along with the last four digits of their U.S. federal tax identification numbers, to the extent applicable, are NanoString Technologies, Inc. (4687), NanoString Technologies International, Inc. (2723), NanoString Technologies Netherlands B.V., and NanoString Technologies Germany GmbH. The Debtors’ headquarters is located at 530 Fairview Avenue North, Suite 2000, Seattle, WA 98109. Case 24-10160-CTG Doc 480-1 Filed 04/22/24 Page 1 of 2

2 may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in the MORs. Further, the Debtors reserve the right to amend or supplement the MORs, if necessary, but shall be under no obligation to do so. 1. Currency. Unless otherwise indicated, all amounts listed in the MORs are reflected in U.S. dollars. 2. Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Debtors’ Motion for Interim and Final Orders (I) Authorizing the Debtors to (A) Continue to Maintain Their Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, and (C) Continue to Perform Intercompany Transactions; (II) Waiving Certain Operating Guidelines; (III) Suspending Time to Comply with Section 345(b) of the Bankruptcy Code and (IV) Granting Related Relief (Docket No. 10) and the Debtors’ receipt and disbursement of cash is consistent with the Debtors’ historical cash management practices. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Disbursements attributed to each entity represent the entity on behalf of which payments were made. 3. Supporting Documentation. Statement of Cash Receipts and Disbursements. Based on guidance received from the Office of the United States Trustee for the District of Delaware in connection with the completion of UST Form 11-MOR, Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany and debtor-to-debtor transactions. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. Balance Sheet. Liabilities Subject to Compromise (“LSTC”) represent the Debtors’ estimate of prepetition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of prepetition liabilities is subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation, or other events. 4. Part 7 Questionnaire. Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases, the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, vendors, customers, and certain other prepetition creditors. All postpetition borrowings since the inception of the case, other than trade credit, are borrowings made under the Debtors’ postpetition financing facility. Case 24-10160-CTG Doc 480-1 Filed 04/22/24 Page 2 of 2

Case 24-10160-CTG Doc 480-2 Filed 04/22/24 Page 1 of 4

Schedule A: Statement of cash receipts and disbursements[1]

($ in thousands)

	NanoString Technologies, Inc.	NanoString Technologies International, Inc.	NanoString Technologies Germany GmbH	NanoString Technologies Netherlands B.V.
Cash from Customers	$ 11,788	$ -	$ -	$ -
Interest income	71	-	-	-
VAT refund	-	-	-	17
Total Operating Receipts	11,859	-	-	17
Total Receipts	**11,859**	**-**	**-**	**17**
Payroll, benefits and employee reimbursements	(4,800)	-	(34)	(227)
Operations	(7,818)	-	(29)	(5)
Total Operating Disbursements	(12,618)	-	(63)	(232)
Professional Fees				
Debtor[4]	(11,375)	-	-	-
DIP Lender	(2,066)	-	-	-
UCC	-	-	-	-
US Trustee	-	-	-	-
Other Restructuring Activities	-	-	-	-
Total Restructuring Disbursements	(13,441)	-	-	-
Debt service	-	-	-	-
Total Disbursements	**(26,059)**	**$ -**	**$ (63)**	**$ (232)**
Net Cash Flow	$ (14,200)	$ -	$ (63)	$ (215)
Beginning Cash - Debtors	$ 23,989	$ -	$ -	$ 46
(+/-) Net Cash Flow	(14,200)	-	(63)	(215)
Part 1(d) - EOM Cash Balance	$ 9,789	$ -	$ (63)	$ (169)
(+/-) DIP Borrowings[2]	35,000	-	-	-
(+/-) Transfers Between Debtor Accounts	(285)	-	63	222
(+/-) Professional Fee Reserves in Above[3] [4]	11,375	-	-	-
Ending Cash - Debtors	**$ 55,879**	**$ -**	**$ -**	**$ 53**

Footnotes:

[1] All information contained herein is unaudited and subject to future adjustment.

[2] Reflects DIP financing borrowings in March 2024, pursuant to DIP Order.

[3] Includes estimates for debtor, lender, and UCC professional fees, as well as UST fees. Reserved weekly per the DIP Order.

[4] Includes transfers to professionals fee escrow account

Disbursements for Calculating U.S. Trustee Quarterly Fees:

	NanoString Technologies, Inc.	NanoString Technologies International, Inc.	NanoString Technologies Germany GmbH	NanoString Technologies Netherlands B.V.
Total Disbursements	$ 26,059	$ -	$ 63	$ 232
Less: Transfers to Escrow Accounts	$ (11,375)			
Less: Transfers to Debtor in Possession Accounts	-	-	-	-
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	$ 14,684	$ -	$ 63	$ 232

Case 24-10160-CTG Doc 480-2 Filed 04/22/24 Page 2 of 4

Schedule B:
Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

($ in thousands)

	NanoString Technologies, Inc.	NanoString Technologies International, Inc.	NanoString Technologies Germany GmbH	NanoString Technologies Netherlands B.V.
	Book Value as of March 31, 2024			
Assets				
Current assets:				
Cash and cash equivalents	$ 44,790	$ -	$ -	$ 53
Accounts receivable, net	23,220	-	15	139
Inventory, net	52,699	-	-	-
Prepaid expenses and other	8,012	-	56	180
Intercompany receivables	3,315	-	778	-
Total current assets	132,036	-	849	372
Property and equipment, net	38,786	-	-	891
Operating lease right-of-use assets	12,280	-	-	-
Other assets	2,617	-	-	48
Investment in subsidiaries	238	-	-	-
Total assets	$ 185,957	$ -	$ 849	$ 1,311
Liabilities and Stockholders' Equity				
Liabilities Not Subject to Compromise				
DIP facility	$ 47,759	$ -	$ -	$ -
Accounts payable	2,873	-	15	113
Accrued liabilities	3,593	-	-	-
Accrued compensation and other employee benefits	4,156	-	9	108
Intercompany payables	-	-	-	-
Current portion of deferred revenue and other liabilities	13,392	-	-	-
Current portion of operating lease liabilities	5,867	-	-	-
Long-term portion of deferred revenue and other liabilities	5,267	-	-	-
Long-term portion of operating lease liabilities	11,355	-	-	-
Total liabilities not subject to compromise	94,262	-	24	221
Liabilities Subject to Compromise				
Secured debt	25,000	-	-	-
Unsecured debt	273,241	-	-	657
Total liabilities subject to compromise	298,241	-	-	657
Total liabilities	392,503	-	24	878
Stockholders' equity				
Common stock	5	-	-	-
Additional paid-in-capital	833,669	-	34	-
Accumulated (deficit) earnings	(1,040,220)	-	791	433
Total stockholders' deficit	(206,546)	-	825	433
Total liabilities and stockholders' equity	$ 185,957	$ -	$ 849	$ 1,311

Case 24-10160-CTG Doc 480-2 Filed 04/22/24 Page 3 of 4

Schedule C: Statement of operations (profit or loss statement)

($ in thousands)

	NanoString Technologies, Inc.	NanoString Technologies International, Inc.	NanoString Technologies Germany GmbH	NanoString Technologies Netherlands B.V.
	For the 1 Month Ended March 31, 2024			
Revenue:				
Product	$ 9,041	$ -	$ -	$ -
Service and other	2,045	-	-	232
Total revenue	11,086	-	-	232
Costs and expenses:				
Cost of product revenue	5,057	-	-	-
Cost of service and other revenue	1,657	-	-	-
Total cost of revenue	6,714	-	-	-
Research and development	2,949	-	-	-
Selling, general and administrative	6,990	-	-	217
Total costs and expenses	16,653	-	-	217
Income (loss) from operations	(5,567)	-	-	15
Other income (expense):				
Interest income	71	-	-	-
Interest expense	(259)	-	-	-
Gain on derivative liabilities	14,076	-	-	-
Reorganization costs	(13,633)	-	-	-
Other income (expense), net	3	-	(2)	1
Total other income (expense), net	258	-	(2)	1
Net income (loss) before provision for income taxes	(5,309)	-	(2)	16
Provision for income taxes	-	-	-	(3)
Net income (loss)	$ (5,309)	$ -	$ (2)	$ 13

Case 24-10160-CTG Doc 480-2 Filed 04/22/24 Page 4 of 4

Schedule D
Listing of Bank Accounts

($ in thousands)

Account Holder	Bank	Open/Closed in Period	Account Number	End of Period Book Balance as of March 31, 2024
NanoString Technologies, Inc.	PNC	N/A	X4438	$ 5,409
NanoString Technologies, Inc.	PNC	N/A	X3656	39,136
NanoString Technologies, Inc.	PNC	N/A	X5079	33
NanoString Technologies, Inc.	SVB	N/A	X5420	180
NanoString Technologies, Inc.	SVB	N/A	X0135	-
NanoString Technologies, Inc.	SVB	N/A	X7003	32
NanoString Technologies, Inc.	SVB	N/A	X1862	-
NanoString Technologies Netherlands B.V.	Wise	N/A	X6926	53

Case 24-10160-CTG Doc 481 Filed 04/22/24 Page 1 of 12

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In Re. NanoString Technologies Netherlands B.V.	§	Case No.	24-10162
	§		
	§	Lead Case No.	24-10160
Debtor(s)	§		
		☒ Jointly Administered	

Monthly Operating Report

Chapter 11

Reporting Period Ended: 03/31/2024

Petition Date: 02/04/2024

Months Pending: 2

Industry Classification: 3 3 4 5

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 12

Debtor's Full-Time Employees (as of date of order for relief): 12

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☐ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Allison S. Mielke
Signature of Responsible Party

04/22/2024
Date

Allison S. Mielke
Printed Name of Responsible Party

Rodney Square, 1000 North King Street, Wilmington, DE 19801
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

Case 24-10160-CTG Doc 481 Filed 04/22/24 Page 2 of 12

Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$46,049	
b.	Total receipts (net of transfers between accounts)	$16,924	$17,093
c.	Total disbursements (net of transfers between accounts)	$231,440	$231,440
d.	Cash balance end of month (a+b-c)	$-168,467	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$231,440	$231,440

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$138,770
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ● Market ○ Other ○ (attach explanation))	$0
d	Total current assets	$372,103
e.	Total assets	$1,310,682
f.	Postpetition payables (excluding taxes)	$221,013
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$221,013
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$656,717
n.	Total liabilities (debt) (j+k+l+m)	$877,730
o.	Ending equity/net worth (e-n)	$432,952

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$232,197	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$232,197	
d.	Selling expenses	$0	
e.	General and administrative expenses	$216,708	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$56	
i.	Taxes (local, state, and federal)	$-2,897	
j.	Reorganization items	$0	
k.	Profit (loss)	$13,872	$32,138

UST Form 11-MOR (12/01/2021) 2

Case 24-10160-CTG Doc 481 Filed 04/22/24 Page 3 of 12

Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) Aggregate Total						
	Itemized Breakdown by Firm						
		Firm Name	Role				
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UST Form 11-MOR (12/01/2021) 3

Case 24-10160-CTG Doc 481 Filed 04/22/24 Page 4 of 12

Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162

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UST Form 11-MOR (12/01/2021) 4

Case 24-10160-CTG Doc 481 Filed 04/22/24 Page 5 of 12

Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total						
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i						
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UST Form 11-MOR (12/01/2021) 5

Case 24-10160-CTG Doc 481 Filed 04/22/24 Page 6 of 12

Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162

	xv						
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UST Form 11-MOR (12/01/2021) 6

Case 24-10160-CTG Doc 481 Filed 04/22/24 Page 7 of 12

Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162

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UST Form 11-MOR (12/01/2021) 7

Case 24-10160-CTG Doc 481 Filed 04/22/24 Page 8 of 12

Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$-23,021	$-23,021
b.	Postpetition income taxes paid (local, state, and federal)	$7,565	$7,565
c.	Postpetition employer payroll taxes accrued	$45,928	$60,388
d.	Postpetition employer payroll taxes paid	$0	$13,121
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$-18,391
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)		Yes ◯ No ⦿
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		Yes ◯ No ⦿
c.	Were any payments made to or on behalf of insiders?		Yes ◯ No ⦿
d.	Are you current on postpetition tax return filings?		Yes ⦿ No ◯
e.	Are you current on postpetition estimated tax payments?		Yes ⦿ No ◯
f.	Were all trust fund taxes remitted on a current basis?		Yes ⦿ No ◯
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		Yes ◯ No ⦿
h.	Were all payments made to or on behalf of professionals approved by the court?		Yes ◯ No ◯ N/A ⦿
i.	Do you have:	Worker's compensation insurance?	Yes ⦿ No ◯
		If yes, are your premiums current?	Yes ⦿ No ◯ N/A ◯ (if no, see Instructions)
		Casualty/property insurance?	Yes ⦿ No ◯
		If yes, are your premiums current?	Yes ⦿ No ◯ N/A ◯ (if no, see Instructions)
		General liability insurance?	Yes ⦿ No ◯
		If yes, are your premiums current?	Yes ⦿ No ◯ N/A ◯ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes ◯ No ⦿
k.	Has a disclosure statement been filed with the court?		Yes ◯ No ⦿
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes ⦿ No ◯

UST Form 11-MOR (12/01/2021) 8

Case 24-10160-CTG Doc 481 Filed 04/22/24 Page 9 of 12

Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Tom Bailey	Tom Bailey
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer	04/22/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

Case 24-10160-CTG Doc 481 Filed 04/22/24 Page 10 of 12

Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162

PageOnePartOne

PageOnePartTwo

PageTwoPartOne

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UST Form 11-MOR (12/01/2021) 10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 24-10160-CTG Doc 481 Filed 04/22/24 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name NanoString Technologies Netherlands B.V. Case No. 24-10162 PageFour PageThree Case 24-10160-CTG Doc 481 Filed 04/22/24 Page 12 of 12

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: NANOSTRING TECHNOLOGIES, INC., et al.,1 Debtors. Chapter 11 Case No. 24-10160 (CTG) (Jointly Administered) GLOBAL NOTES TO MONTHLY OPERATING REPORT FOR NANOSTRING TECHNOLOGIES, INC. AND ITS DEBTOR AFFILIATES On February 4, 2024, NanoString Technologies, Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), each commenced a voluntary case (collectively, these “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of the Debtors’ Monthly Operating Reports (collectively, the “MORs”). Introduction. The MORs are unaudited and do not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and are not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in the MORs has been derived from the Debtors’ books and records but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. To comply with their obligations to provide MORs during these Chapter 11 Cases, the Debtors have prepared the MORs using the best information presently available to them, which has been collected, maintained, and prepared in accordance with the Debtors’ historical accounting practices. The MORs are true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently available data. The MORs are limited in scope, cover only the period referenced on the MOR cover pages, and have been prepared solely for the purpose of complying with the monthly reporting requirements of these Chapter 11 Cases. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the applicable reporting period, or for the full year, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position. Although the Debtors generally prepare their financial statements on a consolidated basis, the MORs have been prepared on an entity-by-entity basis (excluding most intercompany eliminations). Given the complexity of the Debtors’ business, inadvertent errors or omission 1 The Debtors in these Chapter 11 Cases, along with the last four digits of their U.S. federal tax identification numbers, to the extent applicable, are NanoString Technologies, Inc. (4687), NanoString Technologies International, Inc. (2723), NanoString Technologies Netherlands B.V., and NanoString Technologies Germany GmbH. The Debtors’ headquarters is located at 530 Fairview Avenue North, Suite 2000, Seattle, WA 98109. Case 24-10160-CTG Doc 481-1 Filed 04/22/24 Page 1 of 2

2 may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in the MORs. Further, the Debtors reserve the right to amend or supplement the MORs, if necessary, but shall be under no obligation to do so. 1. Currency. Unless otherwise indicated, all amounts listed in the MORs are reflected in U.S. dollars. 2. Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Debtors’ Motion for Interim and Final Orders (I) Authorizing the Debtors to (A) Continue to Maintain Their Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, and (C) Continue to Perform Intercompany Transactions; (II) Waiving Certain Operating Guidelines; (III) Suspending Time to Comply with Section 345(b) of the Bankruptcy Code and (IV) Granting Related Relief (Docket No. 10) and the Debtors’ receipt and disbursement of cash is consistent with the Debtors’ historical cash management practices. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Disbursements attributed to each entity represent the entity on behalf of which payments were made. 3. Supporting Documentation. Statement of Cash Receipts and Disbursements. Based on guidance received from the Office of the United States Trustee for the District of Delaware in connection with the completion of UST Form 11-MOR, Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany and debtor-to-debtor transactions. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. Balance Sheet. Liabilities Subject to Compromise (“LSTC”) represent the Debtors’ estimate of prepetition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of prepetition liabilities is subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation, or other events. 4. Part 7 Questionnaire. Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases, the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, vendors, customers, and certain other prepetition creditors. All postpetition borrowings since the inception of the case, other than trade credit, are borrowings made under the Debtors’ postpetition financing facility. Case 24-10160-CTG Doc 481-1 Filed 04/22/24 Page 2 of 2

Case 24-10160-CTG Doc 481-2 Filed 04/22/24 Page 1 of 4

Schedule A: Statement of cash receipts and disbursements[1]

($ in thousands)

	NanoString Technologies, Inc.	NanoString Technologies International, Inc.	NanoString Technologies Germany GmbH	NanoString Technologies Netherlands B.V.
Cash from Customers	$ 11,788	$ -	$ -	$ -
Interest income	71	-	-	-
VAT refund	-	-	-	17
Total Operating Receipts	11,859	-	-	17
Total Receipts	**11,859**	**-**	**-**	**17**
Payroll, benefits and employee reimbursements	(4,800)	-	(34)	(227)
Operations	(7,818)	-	(29)	(5)
Total Operating Disbursements	(12,618)	-	(63)	(232)
Professional Fees				
Debtor[4]	(11,375)	-	-	-
DIP Lender	(2,066)	-	-	-
UCC	-	-	-	-
US Trustee	-	-	-	-
Other Restructuring Activities	-	-	-	-
Total Restructuring Disbursements	(13,441)	-	-	-
Debt service	-	-	-	-
Total Disbursements	**(26,059)**	**$ -**	**$ (63)**	**$ (232)**
Net Cash Flow	$ (14,200)	$ -	$ (63)	$ (215)
Beginning Cash - Debtors	$ 23,989	$ -	$ -	$ 46
(+/-) Net Cash Flow	(14,200)	-	(63)	(215)
Part 1(d) - EOM Cash Balance	$ 9,789	$ -	$ (63)	$ (169)
(+/-) DIP Borrowings[2]	35,000	-	-	-
(+/-) Transfers Between Debtor Accounts	(285)	-	63	222
(+/-) Professional Fee Reserves in Above[3] [4]	11,375	-	-	-
Ending Cash - Debtors	**$ 55,879**	**$ -**	**$ -**	**$ 53**

Footnotes:

[1] All information contained herein is unaudited and subject to future adjustment.

[2] Reflects DIP financing borrowings in March 2024, pursuant to DIP Order.

[3] Includes estimates for debtor, lender, and UCC professional fees, as well as UST fees. Reserved weekly per the DIP Order.

[4] Includes transfers to professionals fee escrow account

Disbursements for Calculating U.S. Trustee Quarterly Fees:				
Total Disbursements	$ 26,059	$ -	$ 63	$ 232
Less: Transfers to Escrow Accounts	$ (11,375)			
Less: Transfers to Debtor in Possession Accounts	-	-	-	-
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	$ 14,684	$ -	$ 63	$ 232

Case 24-10160-CTG Doc 481-2 Filed 04/22/24 Page 2 of 4

Schedule B:
Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

($ in thousands)

	NanoString Technologies, Inc.	NanoString Technologies International, Inc.	NanoString Technologies Germany GmbH	NanoString Technologies Netherlands B.V.
	Book Value as of March 31, 2024			
Assets				
Current assets:				
Cash and cash equivalents	$ 44,790	$ -	$ -	$ 53
Accounts receivable, net	23,220	-	15	139
Inventory, net	52,699	-	-	-
Prepaid expenses and other	8,012	-	56	180
Intercompany receivables	3,315	-	778	-
Total current assets	132,036	-	849	372
Property and equipment, net	38,786	-	-	891
Operating lease right-of-use assets	12,280	-	-	-
Other assets	2,617	-	-	48
Investment in subsidiaries	238	-	-	-
Total assets	$ 185,957	$ -	$ 849	$ 1,311
Liabilities and Stockholders' Equity				
Liabilities Not Subject to Compromise				
DIP facility	$ 47,759	$ -	$ -	$ -
Accounts payable	2,873	-	15	113
Accrued liabilities	3,593	-	-	-
Accrued compensation and other employee benefits	4,156	-	9	108
Intercompany payables	-	-	-	-
Current portion of deferred revenue and other liabilities	13,392	-	-	-
Current portion of operating lease liabilities	5,867	-	-	-
Long-term portion of deferred revenue and other liabilities	5,267	-	-	-
Long-term portion of operating lease liabilities	11,355	-	-	-
Total liabilities not subject to compromise	94,262	-	24	221
Liabilities Subject to Compromise				
Secured debt	25,000	-	-	-
Unsecured debt	273,241	-	-	657
Total liabilities subject to compromise	298,241	-	-	657
Total liabilities	392,503	-	24	878
Stockholders' equity				
Common stock	5	-	-	-
Additional paid-in-capital	833,669	-	34	-
Accumulated (deficit) earnings	(1,040,220)	-	791	433
Total stockholders' deficit	(206,546)	-	825	433
Total liabilities and stockholders' equity	$ 185,957	$ -	$ 849	$ 1,311

Case 24-10160-CTG Doc 481-2 Filed 04/22/24 Page 3 of 4

Schedule C: Statement of operations (profit or loss statement)

($ in thousands)

	NanoString Technologies, Inc.	NanoString Technologies International, Inc.	NanoString Technologies Germany GmbH	NanoString Technologies Netherlands B.V.
	For the 1 Month Ended March 31, 2024			
Revenue:				
Product	$ 9,041	$ -	$ -	$ -
Service and other	2,045	-	-	232
Total revenue	11,086	-	-	232
Costs and expenses:				
Cost of product revenue	5,057	-	-	-
Cost of service and other revenue	1,657	-	-	-
Total cost of revenue	6,714	-	-	-
Research and development	2,949	-	-	-
Selling, general and administrative	6,990	-	-	217
Total costs and expenses	16,653	-	-	217
Income (loss) from operations	(5,567)	-	-	15
Other income (expense):				
Interest income	71	-	-	-
Interest expense	(259)	-	-	-
Gain on derivative liabilities	14,076	-	-	-
Reorganization costs	(13,633)	-	-	-
Other income (expense), net	3	-	(2)	1
Total other income (expense), net	258	-	(2)	1
Net income (loss) before provision for income taxes	(5,309)	-	(2)	16
Provision for income taxes	-	-	-	(3)
Net income (loss)	$ (5,309)	$ -	$ (2)	$ 13

Case 24-10160-CTG Doc 481-2 Filed 04/22/24 Page 4 of 4

Schedule D
Listing of Bank Accounts

($ in thousands)

Account Holder	Bank	Open/Closed in Period	Account Number	End of Period Book Balance as of March 31, 2024
NanoString Technologies, Inc.	PNC	N/A	X4438	$ 5,409
NanoString Technologies, Inc.	PNC	N/A	X3656	39,136
NanoString Technologies, Inc.	PNC	N/A	X5079	33
NanoString Technologies, Inc.	SVB	N/A	X5420	180
NanoString Technologies, Inc.	SVB	N/A	X0135	-
NanoString Technologies, Inc.	SVB	N/A	X7003	32
NanoString Technologies, Inc.	SVB	N/A	X1862	-
NanoString Technologies Netherlands B.V.	Wise	N/A	X6926	53